UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 11, 2010

MILWAUKEE IRON ARENA FOOTBALL, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-27831	91-1947658
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

11415 NW 123 Lane, Reddick, Florida	32686
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (718) 554-3652

GENESIS CAPITAL CORPORATION OF NEVADA

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Disposition or Acquisition of Assets.

In accordance with the terms of the merger previously reported by the registrant on Form 8-K filed on February 2, 2010, the Registrant hereby announces that it has changed its name from Genesis Capital Corporation of Nevada to Milwaukee Iron Arena Football, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 15, 2010

Milwaukee Iron Arena Football, Inc.

By: Richard Astrom

Name: Richard Astrom

Title: Chief Executive Officer